FIRST AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 11th day of April, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”); DWS VARIABLE SERIES I (formerly SCUDDER VARIABLE SERIES I), DWS VARIABLE SERIES II (formerly SCUDDER VARIABLE SERIES II), DWS INVESTMENTS VIT FUNDS (formerly SCUDDER INVESTMENTS VIT FUNDS) (collectively, the “Funds”); DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (the “Adviser”); and DWS SCUDDER DISTRIBUTORS, INC. (formerly SCUDDER DISTRIBUTORS, INC. (the “Distributor), collectively the Parties, and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

RECITALS

WHEREAS, GWL&A, the Funds, the Adviser and the Distributor are parties to a Fund Participation Agreement dated March 31, 2005 (the “Agreement”) Deutsche Asset Management, Inc. ("DAMI") had been a party to the Agreement until the close of business December 31, 2006, when it was merged into the Adviser, which assumed all rights and obligations of DAMI under the Agreement); and

WHEREAS, the Parties to the Agreement desire to add First GWL&A, a New York life insurance company, on its own behalf and on behalf of its Separate Account COLI VUL 2 Series Account (the “First GWL&A Account”) as a Party to the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.

First GWL&A is hereby added as a Party to the Agreement. The Parties to the Agreement, including First GWL&A, agree that each representation, warranty, covenant, condition and other provision of the Agreement that is applicable to GWL&A shall also be applicable to First GWL&A, with the following changes: (i) the First GWL&A Account” was established by the Board of Directors of First GWL&A, under the insurance laws of the State of New York; (ii) references in Section 2.1 to Colorado shall be changed to New York for the purposes of the First GWL&A Account; (iii) references in Section 2.4 to Colorado laws shall be to the laws of the State of New York for the purposes of the First GWL&A Account; (iv) references in Section 12.5 to the Colorado Insurance Commissioner and Colorado insurance regulations shall be the New York Insurance Commissioner and New York insurance regulations for the purposes of the First GWL&A Account. The rights and obligations of GWL&A and First GWL&A under the Agreement as amended hereby shall be several and not joint.

2.	Schedule A to the Agreement is replaced with Schedule A attached hereto.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 11th day of April, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Ron Laeyendecker_____________

Name: Ron Laeyendecker

Title:   Vice President, Life Insurance Markets

Date:   4/11/07

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Ron Laeyendecker_____________

Name: Ron Laeyendecker

Title:   Vice President, Corporate-Owned Life Insurance Markets

Date:   4/11/07

DWS VARIABLE SERIES I

By its authorized officer,

By: /s/ Michael G. Clark_______________

Name: Michael G. Clark

Title:   President

Date:  April 11, 2007

DWS VARIABLE SERIES II

By its authorized officer,

By: /s/ Michael G. Clark_______________

Name: Michael G. Clark

Title:   President

Date:  April 11, 2007

DWS INVESTMENTS VIT FUNDS

By its authorized officer,

By: /s/ Michael G. Clark_______________

Name: Michael G. Clark

Title:   President

Date:  April 11, 2007

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By its authorized officer,

By: /s/ Philipp Hensler________________

Name: Philipp Hensler

Title:   CEO & President

Date:  April 11, 2007

DWS SCUDDER DISTRIBUTORS, INC.

By its authorized officer,

By: /s/ Philip J. Collora_________________

Name:  Philip J. Collora

Title:    Assistant Secretary

Date:   April 11, 2007

SCHEDULE A

Designated Portfolios, Class A shares only,

A.	DWS Variable Series I

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

DWS Bond VIP

B.	DWS Variable Series II

DWS Blue Chip VIP

DWS Core Fixed Income VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS International Select Equity VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Balanced VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP

C.	DWS Variable Series III

DWS Equity 500 Index VIP

DWS VIT Small Cap Index VIP

DWS RREEF Real Estate Securities VIP

PJC AGREEMENTS/PARTICIPATION AGREEMENT/ FIRST GREAT WEST AMENDMENT TO FPA

4